Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Epiphany Technology Acquisition Corp. (the “Company”) for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Peter Bell, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: January 19, 2022	By:	/s/ Peter Bell
Peter Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)